UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ENERGY FOCUS, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

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ENERGY FOCUS, INC.
32000 AURORA ROAD, SUITE B
SOLON, OHIO 44139

April 28, 2017

Dear Stockholder:

This year’s Annual Meeting of Stockholders will be held on Wednesday, June 21, 2017 at 9:00 A.M., local time, at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Suite B, Solon, Ohio 44139. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, have been made a part of this invitation.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Proxy Statement.

Please also note that if you hold your shares in “street name” through a bank or broker, that custodian cannot vote your shares without your specific instructions.

The Proxy Statement and related proxy form are first being made available on or about April 28, 2017.

Thank you for your ongoing support of, and continued interest in, Energy Focus.

Very truly yours,

/s/ Theodore L. Tewksbury III
Theodore L. Tewksbury III
Chairman, Chief Executive Officer and President

ENERGY FOCUS, INC.
32000 AURORA ROAD, SUITE B
SOLON, OHIO 44139

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 21, 2017

TO STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Energy Focus, Inc. (the “Company”) will be held on Wednesday, June 21, 2017 at 9:00 A.M., local time, at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Suite B, Solon, Ohio 44139, for the following purposes:

1.
To elect six directors to serve until the next annual meeting or until their successors are elected and appointed, the nominees for which are as follows: Ronald D. Black, William Cohen, Glenda M. Dorchak, Marc J. Eisenberg, Michael R. Ramelot and Theodore L. Tewksbury III;

2.	To consider and vote upon a non-binding advisory proposal to approve the compensation of our named executive officers;

3.
To consider and vote upon a proposal to amend the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of authorized shares of Common Stock available for issuance under the 2014 Plan;

4.	To consider and ratify the appointment of Plante & Moran, PLLC as the Company’s independent auditors for the year ending December 31, 2017; and

5.	To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 24, 2017 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017:

This proxy statement and our annual report on Form 10-K, are available at: http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael H. Port
Michael H. Port
Chief Financial Officer and Secretary

Solon, Ohio
April 28, 2017

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

ENERGY FOCUS, INC.
32000 AURORA ROAD, SUITE B
SOLON, OHIO 44139

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

The enclosed proxy is solicited on behalf of the Board of Directors of Energy Focus, Inc., a Delaware corporation (“Energy Focus” or the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 21, 2017 at 9:00 A.M., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Suite B, Solon, Ohio 44139.

The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, by mail, or by email. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold shares of common stock, par value $.0001 per share, of Energy Focus (“Common Stock”) in their names to furnish proxy material to the beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Record Date and Share Ownership

Only stockholders of record at the close of business on April 24, 2017 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company had 11,778,823 shares of Common Stock issued and outstanding as of the Record Date.

Voting

Each share of Common Stock held as of the Record Date entitles its holder to one vote on each matter to be acted upon at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the aggregate number of shares of Common Stock outstanding on the Record Date will represent a quorum permitting the conduct of business at the meeting. If you are a beneficial owner of shares that are held in “street name” (meaning a broker, trustee, bank or other nominee holds shares on your behalf), you must instruct your broker as to how to vote your shares on (1) the proposal to elect directors, (2) the non-binding advisory proposal regarding the compensation of our named executive officers, and (3) the proposal to amend the Company’s 2014 Stock Incentive Plan (the “2014 Plan”), presented in this proxy statement. Failure to do so may result in a “broker non-vote” because a broker does not have discretion to vote on your behalf with respect to these matters at the Annual Meeting. Any proxies received by the Company marked as abstentions or broker non-votes will be included in the calculation of whether a quorum is present at the Annual Meeting.

 The six nominees receiving the greatest number of votes “for” election will be elected as directors. If you do not vote for a particular director nominee, or if you indicate “withhold authority” for a particular nominee on your proxy form, your vote will not have an effect on the outcome of the election of directions. Broker non-votes also will not have an effect on the outcome of the election of directors.

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve the non-binding advisory proposal regarding the compensation of our named executive officers and the ratification of the appointment of Plante & Moran, PLLC as the Company’s independent auditors for the year ending December 31, 2017. Abstentions will have the same effect as a vote against these proposals, and broker non-votes will have no effect on the outcome of these proposals.

The affirmative vote of a majority of votes cast is required for the approval of the proposal to amend the 2014 Plan. Abstentions and broker non-votes will not be considered votes cast on the proposal and will not have an effect on the outcome of this proposal.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to the proposal, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the six nominees for director listed in this Proxy Statement, the non-binding advisory proposal to approve the compensation of our named executive officers, the amendment to the 2014 Plan and ratification of the appointment of Plante & Moran, PLLC as the Company’s independent auditors for the year ending December 31, 2017.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering a written notice of revocation or a duly executed proxy bearing a later date to Energy Focus, Inc., Attention: Secretary, 32000 Aurora Road, Suite B, Solon, Ohio 44139 or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the stockholder. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a proxy issued in your name. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

The Company’s Bylaws provide that the number of directors of the Company shall be no less than five and no more than nine, with the exact number within such range to be fixed by the Board of Directors. The Board of Directors has fixed the number of directors at six effective as of the date of the Annual Meeting and has recommended and nominated the six nominees listed below, each of which is a current director.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors. Please note that if the candidacy of one or more nominees should be withdrawn, the Board may reduce the number of directors to be elected at this time. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present in person or by proxy at the Annual Meeting, the six nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

Biographical information concerning each nominee is set forth below:

Name	Age	Director Since	Background

Ronald D. Black, Ph.D.	53	2015
Dr. Black has served on the Board of Directors since July 2015, as the Company’s Lead Director since March 2016, and as Chairman of the Board from August 2016 until December 2016. Dr. Black has served as the Chief Executive Officer and President of Rambus Inc. since June 2012 and as a Director of Rambus Inc. since July 2012. Rambus Inc. is a semiconductor and IP products company, with offerings spanning from memory and interfaces to security, smart sensors and lighting. Dr. Black was previously the Managing Director of R.D. Black & Company, a consulting firm, from August 2011. From September 2010 to August 2011, Dr. Black was the Chief Executive Officer of MobiWire, formerly Sagem Wireless, a privately-held mobile handset company headquartered near Paris, France that offers products and services to original equipment manufacturers and mobile network operators in the mobile phone marketplace. From June 2009 to October 2010, Dr. Black served as Chairman and CEO of UPEK, Inc., a developer of antivirus and security software and system tools. Dr. Black currently serves as a board member of FlexEnable, a privately held United Kingdom company, and Microfabrica, a privately held company in Silicon Valley. Dr. Black formerly served as a board member of EnOcean GmbH, a German-based company that manufactures and markets energy harvesting technology, sensors, and radio frequency communication, from 2012 to March 2015. From September 2010 to November 2012, he served as a board member of AuthenTec, Inc., a semiconductor, identity management, biometrics and touch control solutions company, which he joined following the AuthenTec-UPEK merger in September 2010 and from 2007 to 2013, he served as a board member of Inside Contactless, a France-based company engaged in the semiconductors and information technology industry. Dr. Black holds a Bachelor of Science, a Master’s of Science, and a Ph.D. in materials science and engineering from Cornell University in Ithaca, N.Y.

The Board of Directors believes that Dr. Black’s qualifications to serve as a Board member include his leadership positions in various high-growth technology companies, both domestic and foreign. Dr. Black has served as the Company’s Lead Director since March 2016. He has been a member of the Compensation Committee since July 2015 (serving as Chair from July 2015 to October 2016), and a member of the Nominating and Corporate Governance Committee since August 2016.

William Cohen	63	2014
Mr. Cohen has served as the Chief Executive Officer of Dillon Yarn Corporation since February 2011, and as President from October 1996 to February 2011. Dillon Yarn Corporation manufactures and globally distributes filament yarns, fabrics, flake, chip, staple fiber and non-woven fabric to many segments of the textile industry, including medical, technical, industrial, automotive, home furnishing and apparel. Mr. Cohen is also Chairman and Chief Executive Officer of Atlas Oral Health Care LLC, Chairman and Chief Executive Officer of GAWI, LLC d/b/a Arctic Ease, a Partner in Fabricated Metals, and President of Morristown Helicopter Services Inc. He is a member of the Tel Aviv University Board of Governors and Chairman Emeritus of American Friends of Tel Aviv University. Mr. Cohen attended C.W. Post of Long Island University.

The Board of Directors believes that Mr. Cohen’s qualifications to serve as a Board member include his leadership experience of a global manufacturing and distribution business, as well as his network and experience in sales, marketing and manufacturing, both domestic and foreign. Mr. Cohen has served as a member of the Compensation Committee since July 2014 and as a member of the Audit and Finance Committee since June 2016.

Glenda M. Dorchak	63	2015
Ms. Dorchak has been a member of the Board of Directors of Mellanox Technologies, a leading global supplier of end-to-end InfiniBand and Ethernet interconnect silicon, software and systems, since 2009 and currently serves as the chair of the nominating and governance committee. Ms. Dorchak also currently serves on the board of Mirametrix Inc., a private software company that provides gaze-tracking software and she is an Operating Advisor to OMERS Private Equity and BDC Venture group for Industrial, Clean-tech and Energy. Ms. Dorchak was Executive Vice President and General Manager of Global Business for Spansion, Inc., a Sunnyvale, California based flash memory provider from April 2012 to June 2013. From January 2009 until September 2010, when it was acquired by Red Bend Software, Ms. Dorchak was the Chief Executive Officer and Vice Chairman of VirtualLogix, Inc., a Sunnyvale, California based provider of virtualization software for wireless and embedded devices. Prior to VirtualLogix, Inc., she served as Chairman and Chief Executive Officer of Intrinsyc Software International, Inc. from August 2006 to November 2008 where she had also served as an independent director from September 2003 to December 2004. Ms. Dorchak was an executive with Intel Corporation from 2001 to 2006, including serving as Vice President and Chief Operating Officer of Intel Corporation’s Communications Group; Vice President and General Manager of Intel’s Consumer Electronics Group; and Vice President and General Manager of the Broadband Products Group. Prior to her tenure at Intel Corporation, she served as Chairman and Chief Executive Officer of Value America, Inc., an online retailer, from September 1999 to November 2000.

The Board of Directors believes that Ms. Dorchak’s qualifications to serve as a Board member include her executive and board member experience in the software and technology industries, as well as her expertise, experience and understanding of global markets. Ms. Dorchak has been a member of the Compensation Committee since July 2015, serving as the Chair since November 2016, and has been a member and Chair of the Nominating and Corporate Governance Committee since August 2016. Ms. Dorchak also served on the Audit and Finance Committee from July 2015 until August 2016.

Marc J. Eisenberg	50	2015
Mr. Eisenberg is Chief Executive Officer and a Director of ORBCOMM Inc., positions he has held since March 2008. ORBCOMM is a global provider of machine-to-machine solutions, including network connectivity, devices and web reporting applications. He previously served as its Chief Operating Officer from February 2007 to March 2008, Chief Marketing Officer from June 2006 to February 2007 and Executive Vice President, Sales and Marketing from March 2002 to June 2006. Mr. Eisenberg holds a Bachelor’s of Science degree in Marketing and Management from New York University.

The Board of Directors believes that Mr. Eisenberg’s qualifications to serve as a Board member include his leadership position in a technology company, as well as his expertise and experience in global operations. Mr. Eisenberg has served as a member of the Audit and Finance Committee since July 2015 and as a member of the Nominating and Corporate Governance Committee since August 2016.

Michael R. Ramelot	71	2013
Mr. Ramelot has been a consultant since 2002 on many projects, including serving as project leader on BlackLine system implementations to enhance the financial close process of several multi-million dollar companies; serving as project leader on due diligence, accounting valuations and appraisals related to acquisitions; researching and preparing position papers for companies on complex accounting issues; preparing various SEC filings; and assessing and implementing compliance with Section 404 of Sarbanes-Oxley at several companies. Prior to becoming a consultant, Mr. Ramelot served as the President and Chief Financial Officer of Compro Packaging LLC. Mr. Ramelot received a Master’s degree in Business Administration from the University of Santa Clara and a Bachelor of Science degree in accounting from St. Mary’s College. He is a Certified Public Accountant.

The Board of Directors believes that Mr. Ramelot’s qualifications to serve as a Board member include his significant experience with financial and accounting matters and SEC compliance matters. Mr. Ramelot has been a member and Chair of the Audit and Finance Committee since September 2013.

Theodore L. Tewksbury III, Ph.D.	60	2016
Dr. Tewksbury is the Founder and CEO of Tewksbury Partners, LLC, providing strategic consulting, advisory and board services to private and public technology companies, venture capital and private equity firms, since 2013. He had served as President and Chief Executive Officer (from November 2014) and a director (from September 2010) of Entropic Communications, a public company specializing in semiconductor solutions for the connected home, until its sale to MaxLinear, Inc., another public semiconductor company, in April 2015, and he remains a director of MaxLinear, Inc. He has been a director of Jariet Technologies, a private company specializing in digital microwave integrated circuits for wireless infrastructure, backhaul and military applications, since its spinoff from Semtech in 2015. From 2008 to 2013, Dr. Tewksbury served as President and Chief Executive Officer and a director of Integrated Device Corporation, a public semiconductor company. Dr. Tewksbury received a B.S. degree in Architecture, as well as M.S. and Ph.D. degrees in Electrical Engineering from MIT.

The Board of Directors believes that Dr. Tewksbury’s qualifications to serve as a Board member include his role as the Company’s Chief Executive Officer and President since February 2017, his executive leadership experience with public and private technology companies, and his distinguished track record of transforming and building visionary businesses.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

Corporate Governance

Director Independence

The Board of Directors has determined that each of the following current directors is independent within the meaning of the listing standards of The NASDAQ Stock Market:

Ronald D. Black
William Cohen
Glenda M. Dorchak
Marc J. Eisenberg
Jiangang Luo
Michael R. Ramelot

In this Proxy Statement these current directors and director nominees are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held a total of nine meetings during the fiscal year ended December 31, 2016. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served.

The Company does not have a policy regarding attendance by the directors at the Company’s Annual Meeting. Seven of the eight then serving directors were present at the last Annual Meeting held June 15, 2016.

Compensation Committee

The Company has a standing Compensation Committee of the Board of Directors, currently consisting of Ms. Dorchak, as chairman, Dr. Black, and Mr. Cohen. Each of the members of the Compensation Committee is an Independent Director and is also independent under the criteria established by NASDAQ for compensation committee membership. The Compensation Committee held five meetings in 2016. The Board has approved a charter for the Compensation Committee. A copy of this charter can be found on the Company’s website at http://www.energyfocus.com.

The Compensation Committee receives proposals from management and reviews and recommends to the Board corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluates his performance in light of such goals and objectives, and recommends to the Board for approval his compensation level based on this evaluation; develops and recommends to the Board compensation arrangements for other executive officers of the Company, reviews and recommends to the Board incentive compensation plans and equity-based plans, and administers such plans; reviews and recommends to the Board all other employee benefit plans for the Company; and reviews and makes recommendations to the Board regarding compensation of the Board of Directors. The authority of the Compensation Committee may be delegated to a subcommittee of the Compensation Committee, consisting of one or more directors. The Chief Executive Officer may provide recommendations regarding compensation of other executive officers. The Compensation Committee is empowered to retain consultants for advice on compensation matters.

No director currently serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. No interlocking relationships exist between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

During 2016, the Compensation Committee engaged Compensia, Inc. to assist with the review of the Company’s executive and Board compensation by providing data on market trends and, more specifically, with respect to a group of peer companies having similar size and other characteristics to the Company and how the Company’s compensation levels compared with such peers.

Audit and Finance Committee

The Company’s Audit and Finance Committee acts as the standing audit committee of the Board of Directors. The Audit and Finance Committee of the Board of Directors, which currently consists of Mr. Ramelot, as chairman, Mr. Cohen, Mr. Eisenberg and Mr. Luo, held six meetings in 2016. Each of the members of the Audit and Finance Committee is an Independent Director and is also independent under the criteria established by the SEC and NASDAQ for audit committee membership. The Board of Directors has determined that Mr. Ramelot is an “audit committee financial expert,” as defined under the rules of the SEC. The Board has approved a charter for the Audit and Finance Committee. A copy of this charter can be found on the Company’s website at http://www.energyfocus.com.

The Audit and Finance Committee’s primary functions are to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements and other financial information, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent registered public accounting firm. Other specific duties and responsibilities of the Audit and Finance Committee are to: appoint, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with the Company; and meet with the independent registered public accounting firm and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

Nominating and Corporate Governance Committee

The Company has a Nominating and Corporate Governance Committee of the Board of Directors (“Nominating Committee”), currently consisting of Ms. Dorchak as chairman, Dr. Black, and Mr. Eisenberg. Each of the members of the Nominating Committee is an Independent Director. The Nominating Committee held two meetings in 2016. The Board has approved a charter for the Nominating Committee. A copy of this charter can be found on the Company’s website at http://www.energyfocus.com.

The Nominating Committee’s primary functions are to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies, and any related matters required by NASDAQ or federal securities laws. More specifically, the Nominating Committee:

•
determines, makes recommendations, and reviews periodically with the Board, the appropriate number of directors that shall constitute the Board, along with the qualifications required to be a director, the Board’s leadership structure and its committee structure and composition;

•	conducts searches for and reviews individuals qualified to become members of the Board;

•
makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted at the annual meeting of stockholders and identifies and makes recommendations to the Board regarding the selection and approval of candidates to fill vacancies on the Board;

•	evaluates and makes a recommendation to the Board with respect to the “independence” of directors;

•
oversees the Company’s corporate governance practices, procedures, corporate governance guidelines and other governing documents, and other governance matters required by the Securities and Exchange Commission or Nasdaq and makes related recommendations to the Board;

•	oversees the Board’s and committees’ evaluation and charter review process; and

•	develops and recommends to the Board for approval, after taking into account any input provided by the Compensation Committee, a Chief Executive Officer succession plan.

The Nominating Committee will consider various candidates for Board membership, including those suggested by other Board members, by any executive search firm engaged by the Nominating Committee, and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board to consider should notify the Secretary of the Company or any member of the Nominating Committee in writing, with any supporting material the stockholder considers appropriate, at the following address: Energy Focus, Inc., 32000 Aurora Road, Suite B, Solon, Ohio 44139.

Board Leadership Structure and Role in Risk Oversight

Dr. Tewksbury currently serves as both Chairman of the Board and Chief Executive Officer. The Nominating Committee periodically considers whether the roles of Chief Executive Officer and Chairman should be separate, but believes at this time that the Company and its stockholders are best served by its current leadership structure. Combining the roles of Chairman and Chief Executive Officer fosters accountability, effective decision-making and alignment between interests of the Board and management. In March 2016, the Board of Directors established a Lead Director position to serve as a liaison between the Independent Directors and the Chairman and the Chief Executive Officer and the full Board, consult with and advise the Chairman regarding Board matters, call and chair meetings of Independent Directors and chair meetings of the Board when the Chairman is not present. The Board of Directors elected Dr. Black to serve as Lead Director.

It is management’s responsibility to manage risk and bring material risks to the attention of the Board. The Board administers its risk oversight role by reviewing strategic, financial and execution risks and exposures associated with the Company’s operations and financial condition; litigation and other matters that may present material risk to our operations, plans, prospects or reputation; acquisitions and divestitures; and senior management succession planning. This oversight role is performed directly and through the committee structure and the committees’ regular reports to the Board of Directors. The Audit and Finance Committee reviews risks associated with legal, compliance, and major financial and accounting matters, including financial reporting, accounting, disclosure, internal controls over financial reporting and ethics and compliance programs. The Compensation Committee reviews risks related to executive compensation and the design of compensation programs, plans and arrangements. The Nominating Committee reviews risks associated with the Company’s corporate governance policies, as well as NASDAQ rules and federal securities laws.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors through our Secretary of the Company by writing to the following address: Energy Focus, Inc., Attention: Board of Directors, 32000 Aurora Road, Suite B, Solon, Ohio 44139. Our Secretary will forward all appropriate correspondence to the Board of Directors.

PROPOSAL NO. 2: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal is commonly referred to as a “say-on-pay” vote and is required by Section 14A of the Securities Exchange Act of 1934.
Our policy is to provide a compensation program that will attract, motivate and retain persons of high quality and provide incentives that align the interests of our employees and directors with those of our stockholders. Your advisory vote on this particular proposal is not intended to address any specific element of the compensation of our named executive officers; rather, the vote relates to our general executive compensation program, which is described in greater detail under the “Executive Compensation and Other Information” heading of this proxy statement.
Although this vote is not binding on the Company, we value your opinion and our Compensation Committee will consider the results of your vote on this proposal when making future decisions relating to our executive compensation program.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NON-BINDING ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3: AMENDMENT TO THE 2014 STOCK INCENTIVE PLAN
On April 11, 2017, the Board resolved to submit for stockholder approval a second amendment to the Company’s 2014 Stock Incentive Plan (the “2014 Plan”). The 2014 Plan, as approved by our stockholders on July 15, 2014, and amended on July 22, 2015, authorized an aggregate of 1,200,000 shares of Common Stock for issuance as equity awards. If approved by our stockholders, the second amendment would increase the number of authorized shares of Common Stock available for issuance under the 2014 Plan by an additional 1,300,000 shares to 2,500,000 shares.
Purpose of the 2014 Plan and Amendment
The 2014 Plan is an important part of the Company’s overall compensation program by allowing the Company to grant incentive awards to our current and prospective officers, employees, directors, and consultants. The purpose of the 2014 Plan is to:

•
enhance stockholder value by linking the compensation of our officers, non-employee directors and key employees to increases in the price of our Common Stock and the achievement of other performance objectives;

•	encourage ownership in our Common Stock by key personnel whose long-term employment is considered essential to our continued progress and success;

•	assist the Company in recruiting new directors and employees; and

•	motivate, retain and encourage such directors and employees to act in the stockholders’ interest and share in our success.
As of April 24, 2017, we had awards outstanding under the 2014 Plan representing a total of 683,520 shares, consisting of 331,353 stock options with a weighted average exercise price of $6.69 per share and 352,167 restricted stock units (“RSUs”) with a weighted average grant date fair value of $4.26. As of April 24, 2017, there were a total of 398,493 shares available for future awards and a total of 117,987 shares have been issued upon the exercise of options, settlement of RSUs, or as now-vested restricted stock. The Company’s closing stock price on April 24, 2017 was $3.11 per share.
In proposing the amendment to the 2014 Plan, the Compensation Committee and the Board considered a number of factors, including share usage over the past several years, shares expected to be required over the next three years based upon historical practices, as well as plans for our executive compensation program going forward.
The Board believes additional shares are needed to (i) recruit additional executives to complement and complete our new leadership team and fill other key positions needed to execute our growth strategy and achieve our goal of returning to profitability and (ii) continue to make awards, which will be targeted to our key employees, that tie a significant portion of total compensation to our stock value to encourage retention and align with stockholder interests.
Historically, equity grants were made to most of our employee base. In addition, due to a high level of turn-over, forming our current management team has required additional shares to recruit talent from successful positions and other opportunities, which has significantly impacted our burn rate. For the most part, unvested awards were forfeited upon departure and such shares were again available for issuance under the 2014 Plan. However, as we continue our efforts to recruit talent at various levels of the organization, we expect to utilize additional shares in 2017 for this purpose and in subsequent years will provide grants to executives, key employees, and non-employee directors that motivate, retain, and encourage such directors and employees to act in the stockholders’ interest and share in our success. Thus, we believe that the proposed increase is necessary to continue to support our growth efforts and any inability to adequately compensate and incentivize our officers, directors, and employees through equity awards could adversely impact our ability to recruit, motivate, and retain talent and align pay with performance.
The Board believes that the 2014 Plan and the proposed amendment will promote the interests of stockholders and is consistent with principles of good corporate governance, including:

•	Independent Committee. The 2014 Plan is to be administered by the Compensation Committee, which is composed entirely of independent directors who meet NASDAQ standards for independence.

•
No Discounted Stock Options or SARs. All stock option and SAR awards under the 2014 Plan must have an exercise or base price that is not less than the fair market value of the underlying common stock on the date of the grant.

•	No Re-pricing; No Cash Buyout of Underwater Options. Other than in connection with stockholder approval, the 2014 Plan prohibits any repricing of options or SARs.

•	No “Evergreen” Share Reserve. The 2014 Plan includes a limited share reserve.

•	Individual Limits on Awards. The 2014 Plan limits:

▪	The number of shares that may be granted pursuant to stock options, SARs, stock awards, or other stock-based awards to any plan participant in any fiscal year, and

▪	The maximum amount of any dollar-denominated award granted to any plan participant in a 12-month period that is intended to qualify for the exception under Section 162(m).

•
No “Liberal” Change in Control Definition; No Single-Trigger Vesting Upon a Change in Control. The Change in Control definition in the 2014 Plan is not “liberal” and, for example, would not occur merely upon stockholder approval of a transaction. A Change in Control must actually occur in order for the Change in Control provisions in the 2014 Plan to be triggered. The 2014 Plan also does not provide for the automatic acceleration of equity awards in connection with a Change in Control (other than in a situation where a successor corporation refuses to assume or provide an equivalent substitute award). Instead, the 2014 Plan provides the Committee with the discretion to determine the treatment of outstanding awards in connection with a Change in Control or in award agreements.

New Plan Benefits
Grants under the 2014 Plan are discretionary, so it is not possible to predict the number of shares of Common Stock that will be awarded or who will receive awards under the 2014 Plan as proposed to be amended.
Summary of the 2014 Plan
The 2014 Plan is an “omnibus” plan that provides for several different kinds of awards, including stock options, stock appreciation rights (“SARs”), stock awards and other stock-based awards, as well as performance-based cash awards. The 2014 Plan does not have an “evergreen” feature, so any increase in the number of authorized shares other than as specifically set forth in the 2014 Plan requires stockholder approval.
The following summary of the material terms of the 2014 Plan is qualified in its entirety by reference to the full text of the 2014 Plan, as proposed to be amended, a copy of which is attached as Appendix A to this proxy statement.
 Shares Authorized for Issuance under the 2014 Plan; Share Counting Procedure
 The proposed amendment would increase the maximum number of shares that may be issued under the 2014 Plan from 1,200,000 to 2,500,000.
 Shares (i) delivered (or withheld upon settlement) under the 2014 Plan, in payment of the exercise price of a stock option or in payment of tax withholding obligations with respect to stock options or SARS, and (ii) subject to a SAR under the 2014 Plan that are not issued in connection with a stock settlement on exercise of the SAR, will not be added back to the total shares available under the 2014 Plan. Similarly, shares reacquired by us using cash proceeds from the exercise of stock options under the 2014 Plan will not be added back to the total shares available under the 2014 Plan. The limitation described above with respect to shares delivered or withheld in payment of tax withholding obligations does not apply to shares underlying awards other than stock options and SARs.
 Limitations on Awards
 The maximum number of shares underlying incentive stock options (within the meaning of Section 422 of the Code) that may be granted under the 2014 Plan is 100,000.
The 2014 Plan also contains limitations on the size of awards that can be provided to an individual participant, as follows:

•	The maximum number of shares underlying stock options or SARs that can be granted to an employee in any calendar year is 150,000.

•
The maximum number of shares underlying stock awards and other stock-based awards granted to an employee in any 12-month period that are intended to qualify for the exemption from the $1 million deduction limit under Section 162(m) of the Code is 80,000.

•	The maximum dollar amount of a dollar-denominated award granted to a participant in any 12-month period that is intended to qualify for the exemption under Section 162(m) of the Code is $750,000.

Eligible Participants
     As of April 24, 2017, we had an aggregate of 108 non-employee directors and officers, as well as other employees who may be selected by the Board or Board committee administering the 2014 Plan as eligible to receive awards under the 2014 Plan. Consultants who provide bona fide services to us also are eligible to participate in the 2014 Plan, provided that the consultants’ services are not in connection with the offer and sale of our securities in a capital-raising transaction and the consultants do not directly or indirectly promote or maintain a market in our securities. Incentive stock options may only be granted to our employees and employees of our “subsidiaries” (as defined in the 2014 Plan).
 Administration
 The 2014 Plan is administered by our Compensation Committee, which satisfies the applicable independence requirements of standards of The NASDAQ Stock Market. The administrator has the authority, among other things, to determine the employees, directors and consultants to whom awards may be granted, determine the number of shares subject to each award, determine the type and the terms of any award to be granted, approve forms of award agreements, interpret the terms of the 2014 Plan and awards granted under the Plan, adopt rules and regulations relating to the 2014 Plan and amend awards, subject to limitations set forth in the 2014 Plan, including a limitation generally prohibiting an amendment that materially impairs any outstanding award without the written agreement of the participant. The administrator may delegate day-to-day administration of the 2014 Plan to one or more individuals.
 To the extent that the administrator determines it desirable that an award to a person who is, or may in the future be, a “covered employee” (as defined under Section 162(m) of the Code) should qualify as “qualified performance-based compensation” within the meaning of Section 162(m), the award will be made by a committee consisting of at least two “outside directors” as defined for purposes of Section 162(m) (which, if it so qualifies, may be the administrator). In addition, in order to meet the requirements imposed under Section 16 of the Securities Exchange Act of 1934, as amended, awards granted to officers and directors under the 2014 Plan may only be made by the entire Board or a committee of “non-employee directors,” as defined under Section 16 of the Exchange Act (which, if it so qualifies, may be the administrator).
Term
 The 2014 Plan became effective upon approval by the Company’s stockholders on July 15, 2014, and will terminate on July 15, 2024.
 Types of Awards
 Stock Options. The 2014 Plan authorizes the grant of stock options (which may be either incentive stock options within the meaning of Section 422 of the Code, which are eligible for special tax treatment, or nonqualified stock options). The aggregate fair market value of shares, determined as of the date of grant, for which any employee may be granted incentive stock options that are exercisable for the first time in any calendar year may not exceed $100,000. To the extent that an incentive stock option exceeds the $100,000 threshold, or otherwise does not comply with the applicable conditions of Section 422 of the Code, the stock option will be treated as a non-qualified stock option.
The term of a stock option granted under the 2014 Plan cannot be longer than 10 years from the date of grant, and the exercise price per share underlying the option may not be less than the fair market value of a share of our Common Stock on the date of grant. The administrator will determine the acceptable forms of consideration for exercise of the option, which may include cash, check or wire transfer; shares of our Common Stock held for at least six months; our withholding of shares otherwise issuable upon exercise of the stock option; a broker assisted sale and remittance program acceptable to the administrator that complies with applicable law; and such other consideration as is permitted by applicable law; or any combination of the foregoing. Re-pricing of options (i.e., reducing the exercise price or cancelling an option in exchange for cash, another award or an option with a lower exercise price) is not permitted under the 2014 Plan without approval of our stockholders.
Stock Appreciation Rights. The 2014 Plan permits the grant of SARs related to a stock option or other award, which is commonly referred to as a “tandem SAR.” A SAR may be granted in tandem with a stock option either at the time of the stock option grant or thereafter during the term of the stock option. The 2014 Plan also permits the grant of SARs separate and apart from the grant of another award, which is commonly referred to as a “freestanding SAR.” Tandem SARs typically may be exercised upon surrender of a related stock option to the extent of an equivalent number of shares of Common Stock. SARs entitle the grantee, upon exercise of SARs, to receive a payment equal to the excess of the fair market value (on the date of exercise) of the designated number of shares of Common Stock underlying the SAR over the fair market value of such shares of Common Stock on the date the SAR was granted or, in the case of a SAR granted in tandem with a stock option, on the date the stock option was granted. Payments by us in respect of a SAR may be made in shares of our Common Stock, in cash, or partly in cash and partly in shares of Common Stock, as the administrator may determine. The term of SARs granted under the 2014 Plan cannot be longer than ten years from the date of grant, and otherwise will be subject to the same terms and conditions applicable to stock options.
Stock Awards and Other Stock-Based Awards. Under the 2014 Plan, the administrator may grant participants stock awards, which may involve the award of shares or the award of stock units representing an amount equivalent in value to the fair market value of a share, payable in cash, property or shares. The administrator may also grant participants any other type of equity-based or equity-related award, including the grant or offer for sale of unrestricted shares of Common Stock, as well as cash-based bonuses subject to the attainment of one or more of the performance criteria described below under “Qualified Performance-Based Compensation.” Stock awards and other stock-based awards are subject to terms and conditions determined by the administrator and set forth in an award agreement, which may include conditions on vesting, achievement of performance conditions and other provisions consistent with the 2014 Plan as may be determined by the administrator.
 Qualified Performance-Based Compensation
The administrator may specify that all or a portion of an award is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and other specified executive officers, as described under “Code Section 162(m)” below. “Qualified performance-based compensation” is specifically excluded from this deduction limit.
 The 2014 Plan permits the administrator to impose objective performance criteria to be met with respect to stock awards and other stock-based awards so that the grants are considered “qualified performance-based compensation.” If an award (other than a stock option or SAR) is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, the performance criteria must be based on one or more business criteria which apply to the individual, business unit or corporation as a whole, such as stock price, market share, sales, earnings per share, return on equity, or costs.
The administrator will (within the first quarter of the performance period, but in no event more than 90 days into that period) establish the specific performance criteria (including thresholds for payment and whether to exclude certain extraordinary, non-recurring, or similar items) and amounts to be paid if the performance criteria is met (subject to the right of the administrator to exercise discretion to reduce payment amounts following the conclusion of the performance period).
Dividends
The administrator may provide for payment of dividends or dividend equivalents on the shares of Common Stock subject to an award, other than stock options and SARs, prior to vesting. However, dividends and dividend equivalents will not be paid on any stock award or stock-based award that vests upon the achievement of performance goals prior to the date the performance goals are satisfied and the award is earned, and then shall be payable only with respect to the number of shares or stock units actually earned under the award. Dividends or dividend equivalent payments may be paid in cash, shares or stock units, or may be credited to a participant’s account and settled in cash, shares or a combination of cash or shares upon vesting of the underlying award. The administrator may, in its discretion, provide that payment of dividend equivalents is subject to specified conditions and contingencies.
Transferability
Unless determined otherwise by the administrator, awards are not transferable, other than by beneficiary designation, will or the laws of descent and distribution. The administrator may make an award transferable by a participant only if the participant does not receive consideration for the transfer.
Termination of Board Membership or Employment
The administrator may specify the effect of termination of service as a director or termination of employment on an award at the time of grant, subject to the administrator’s right to modify the award terms after the date of grant in accordance with the terms of the 2014 Plan. In the absence of such specification, the following provisions apply:

Stock Options and SARs

•	Non-vested stock options held by non-employee directors will be forfeited upon the termination from Board membership of the director.

•
Vested stock options held by a non-employee director whose membership on the Board terminates will remain exercisable for the lesser of one year from the termination or the remaining term of the option.

•
Upon termination of an employee or termination from membership on the Board by a non-employee director due to death or disability, any unvested stock options will vest, and all stock options held by the employee or non-employee director on the date of such termination will remain exercisable for the lesser of one year after such termination or the remaining term of the stock option.

•	Upon termination of employment due to retirement, vested stock options will remain outstanding for the lesser of one year or the remaining term of the stock option.

•
Any other termination of employment, other than termination for cause, will result in immediate cancellation of all unvested stock options; vested stock options will remain exercisable for the lesser of 90 days after such termination or the remaining term of the stock option.

•
Upon termination for “cause” (as defined in the 2014 Plan, subject to a different definition that may be included in a participant’s award agreement, employment agreement or severance agreement), all outstanding stock options will be immediately cancelled.

Stock and Other Stock-Based Awards

•
Unless otherwise provided in an award agreement, unvested stock awards or other stock-based awards will fully vest upon termination from Board membership of a non-employee director or termination of employment of an employee due to disability or death; in the case of stock awards or other stock-based awards that vest upon the achievement of performance goals, the vested amount will be based upon the target award.

•	Upon any other termination of employment or termination from membership on the Board by a non-employee director, all outstanding unvested stock awards and other stock-based awards will be cancelled.
Change of Control
In the event of a change of control of the Company (as defined in the 2014 Plan), unless the administrator has determined otherwise with respect to a particular award:

•
All outstanding unvested stock options and SARs become fully vested and exercisable if not assumed, or substituted with a new award, by the successor to the Company. If assumed or substituted by the successor to the Company, such unvested stock options and SARs will become fully exercisable and vested if a participant’s employment is terminated (other than a termination for cause) within two years following a change of control.

•
If an employee’s employment is terminated within two years after a change of control for any reason other than death, retirement, disability or termination for cause, each outstanding stock option or SAR that is vested following such termination will remain exercisable until the earlier of the third anniversary of termination or the expiration of the term of the stock option or SAR.

•
All restrictions and conditions on outstanding unvested stock awards, stock unit awards, and other stock-based awards that are not assumed or substituted with a new award by the successor to the Company will lapse and such awards shall become fully vested, and any such awards that are performance-based will be deemed fully earned at the target amount. All stock awards, stock unit award and other stock-based awards shall be settled or paid within thirty days of vesting. If assumed or substituted by the successor to the Company, any stock awards, stock unit awards and other stock-based awards (other than awards held by directors, which fully vest irrespective of whether they have been assumed under the Company’s Change in Control Benefit Plan) shall become fully vested if a participant’s employment is terminated (other than a termination for cause) within two years following a change of control, and any performance based award shall be deemed fully earned at the target amount.

Amendment and Termination of 2014 Plan
The administrator may at any time amend, alter or discontinue the 2014 Plan or any award made under the plan, subject to approval by our stockholders to the extent required by applicable law. Unless approved by our stockholders, the administrator may not increase the maximum aggregate number of shares of Common Stock that may be subject to awards granted under the 2014 Plan, reduce the minimum exercise price for stock options or SARs, or reprice (i.e., reduce the exercise price or cancel in exchange for cash, another award or an option or SAR with a lower exercise price) outstanding stock options or SARs, as prohibited by the 2014 Plan. As noted above, an amendment to an award under the 2014 Plan may not, without the written agreement of the participant, materially impair the award.
Capitalization Adjustments
Upon the occurrence of an event that affects our capital structure (such as a stock dividend, stock split, reverse stock split or recapitalization), an extraordinary cash dividend or a merger, consolidation, acquisition of property or shares, reorganization, liquidation or similar event affecting us, our Board or the administrator may make such substitutions or adjustments as it deems appropriate and equitable, including with respect to (i) the number of shares issuable under the 2014 Plan, (ii) the number and kind of shares covered by each outstanding award, (iii) the price per share subject to each such outstanding award, (iv) individual limits with regard to stock options and SARs, (v) individual limits with regard to stock awards, other stock-based awards and dollar-denominated awards intended to qualify for the exemption under Section 162(m) of the Code, and (vi) the performance criteria listed under “Qualified Performance-Based Compensation” above.
Deferred Compensation
Unless the administrator determines otherwise, it is intended that no award granted under the 2014 Plan will be “deferred compensation” for purposes of Section 409A of the Code. If the administrator determines that an award is subject to Section 409A, the terms and conditions governing that award, including rules for elective or mandatory deferral of delivery of cash or shares of Common Stock and rules relating to treatment of awards in the event of a change of control, will be set forth in the applicable award agreement and will be required to comply with Code Section 409A.
Conversion Awards
The 2014 Plan permits the administrator to authorize conversion or substitution under the 2014 Plan of all stock options, SARs or other stock awards held by awardees of any entity acquired by us. These conversion awards would not be subject to several limitations in the 2014 Plan, including limitations on shares authorized for issuance under the 2014 Plan, limitations on individual awards under the 2014 Plan, and minimum exercise price of stock options.
Tax Matters
The following is a general summary of the United States federal income tax consequences to us and participants in the 2014 Plan. The following is only a general description intended for the information of stockholders and not as tax guidance for participants as consequences may vary depending on the types of awards granted, the identity of the participants and the method of payment or settlement. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. In addition, this summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.
Incentive Stock Options
In general, a participant will not recognize income upon the grant of an incentive stock option. A participant will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain and we will not be entitled to a tax deduction (although, for alternative minimum tax purposes, a participant must include the excess of the fair market value of the stock over the exercise price in alternative minimum taxable income for the year of exercise). If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a “disqualifying disposition” and will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price; we will be entitled to a tax deduction equal to that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time a participant holds shares prior to the disposition.
Nonqualified Stock Options
In general, a participant will not recognize income upon the grant of a nonqualified stock option. A participant will recognize ordinary income upon the exercise of a nonqualified stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. At the time the participant recognizes ordinary income, we generally will be entitled to a compensation deduction in the same amount. Upon sale of the stock, the participant will have short-term or long-term capital gain or loss, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.
SARs
In general, the grant of a SAR will result in no tax consequences for the participant or us. A participant generally will recognize ordinary income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received less the exercise price, and we will be entitled to a tax deduction in that amount. Upon the sale of any stock received, the participant will have short-term or long-term capital gain or loss, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised.
Stock Awards and Other Stock-Based Awards
As a general rule, a participant will recognize ordinary income at the time of delivery of shares of Common Stock or payment of cash under the 2014 Plan. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable as long-term or short-term capital gain, depending on the length of time the participant held the shares, when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant. However, if shares of Common Stock, when delivered, are subject to substantial risk of forfeiture by reason of any employment or performance related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under Section 83(b) of the Code.
 Code Section 162(m)
Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of its other four most highly paid executive officers (not including the chief financial officer). Performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and SARs granted under the 2014 Plan are intended to qualify as “qualified performance-based compensation.” Other awards will be “qualified performance-based compensation” if they are so designated and if their grant, vesting or settlement is subject to the performance criteria set forth in the 2014 Plan. Stock awards and other stock-based awards that vest solely upon the passage of time do not qualify as “qualified performance-based compensation.”

Securities Authorized for Issuance under Equity Compensation Plans
The following table details information regarding our existing equity compensation plans as of December 31, 2016:

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	780,849	$7.48	(2)	990,079	(1)

(1)
Includes 443,441 shares available for issuance under the 2013 Employee Stock Purchase Plan and 546,638 shares available for issuance under our 2014 Stock Incentive Plan, which may be issued in the form of options, restricted stock, RSUs, and other equity-based awards.

(2)	Does not include 250,115 shares that are RSUs and do not have an exercise price.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2014 STOCK INCENTIVE PLAN.

PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
The Board of Directors recommends that the stockholders ratify the selection of Plante & Moran, PLLC as the independent registered public accounting firm to audit our accounts and those of our subsidiaries for the fiscal year ending December 31, 2017. Plante & Moran, PLLC has served as our independent registered public accounting firm since 2009 and the Audit and Finance Committee approved the selection of Plante & Moran, PLLC as our independent registered public accounting firm for fiscal year 2017. We expect that representatives of Plante & Moran, PLLC will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will also be available to respond to questions from stockholders.
There is no requirement that the Company submit the selection of its independent registered public accounting firm to its stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires our Audit and Finance Committee to be directly responsible for the appointment, compensation and oversight of the audit work of our independent auditors. If our stockholders fail to ratify the selection, the Audit and Finance Committee will reconsider whether to retain Plante & Moran, PLLC, and may retain any firm without re-submitting the matter to our stockholders. Even if the selection is ratified, the Audit and Finance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS OUR INDEPENDENT AUDITORS.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of Common Stock as of April 24, 2017, as to (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s current directors and Named Executive Officers listed below, and (iii) all current executive officers and directors of the Company listed below as a group. Unless otherwise specified, the address for each officer and director is: 32000 Aurora Road, Suite B, Solon, Ohio 44139. Except as otherwise indicated and subject to community property laws where applicable, each person or entity included in the table below has sole voting and investment power with respect to the shares beneficially owned by that person or entity.

	Shares Beneficially Owned
			Percent of Outstanding Common Stock (1)

Name and Address
5% Stockholders
Gina Huang	1,017,390	(2)	8.6%
P.O. Box 3444, Road Town
Tortola, British Virgin Islands
Bright Horizon Partners	639,130	(3)	5.4%
1300 Avenue of the Americas, 36th Floor
New York, NY 10019

Current Directors and Named Executive Officers
Ronald D. Black	13,984	(4)	*
William Cohen	730,179	(5)	6.2%
Glenda M. Dorchak	13,984	(6)	*
Marc J. Eisenberg	13,984	(7)	*
Eric W. Hilliard	63,165	(8)	0.5%
Jiangang Luo	536,051	(9)	4.6%
Marcia J. Miller	38,377	(10)	0.3%
Michael H. Port	6,131	(11)	*
Michael R. Ramelot	29,484	(12)	*
Theodore L. Tewksbury III	—		*
James Tu	433,111	(13)	3.7%

All Current Directors and Executive Officers as a Group	1,343,797	(14)	11.4%

*Less than one percent

(1)
Based on 11,778,823 shares of Common Stock outstanding as of April 24, 2017. In addition, shares of Common Stock issuable pursuant to options that are currently exercisable, or may become exercisable within 60 days of April 24, 2017, or pursuant to RSUs scheduled to vest within 60 days of April 24, 2017, are included in the reported beneficial holdings of the individual owning such options or RSUs. These shares of Common Stock have been treated as outstanding in calculating the percentage ownership of the individual possessing such interest, but not for any other individual.

(2)
Based upon a Schedule 13G/A filed with the SEC by Gina Huang, Brilliant Start Enterprise, Inc., and Jag International Ltd. on October 7, 2015. Ms. Huang holds sole voting and dispositive power over 417,390 shares of Common Stock held by Brilliant Start Enterprise, Inc., and 600,000 shares of Common Stock held by Jag International Ltd.

(3)	Based on a Schedule 13G/A filed with the SEC by Bright Horizon Partners, Inc. on October 7, 2015.

(4)	Includes 11,484 RSUs.

(5)
Includes 11,484 RSUs and 10,000 options. Includes 600,000 shares of Common Stock held by Costar Partners II, LLC. Mr. Cohen and Costar Partners II, LLC have shared voting and dispositive power of the shares of Common Stock held by Costar Partners II, LLC.

(6)	Includes 11,484 RSUs.

(7)	Includes 11,484 RSUs.

(8)	Represents the number of shares owned and options exercisable as of May 5, 2016, which was Mr. Hilliard’s separation date.

(9)
Includes 11,484 RSUs. Based on a Schedule 13D/A filed with the SEC by Cleantech Global Limited, formerly Prime Science & Technology, Inc., on October 7, 2015. Mr. Luo and Cleantech Global Limited reported sole voting and dispositive power over the shares of Common Stock. Mr. Luo is Managing Partner of Cleantech Global Limited.

(10)	Represents the number of shares owned and options exercisable as of August 15, 2016, which was Ms. Miller’s separation date.

(11)	Includes 3,194 options.

(12)	Includes 11,484 RSUs and 15,000 options.

(13)
Includes 133,111 vested options that are exercisable for 90 days from Mr. Tu’s separation date. If they are not exercised, these options will expire on May 22, 2017. Includes 300,000 shares of Common Stock held by 5 Elements Global Fund L.P. Mr. Tu has sole voting and dispositive power over the shares of Common Stock held by 5 Elements Global Fund L.P. See “Certain Relationships and Related Transactions” below for additional information regarding Mr. Tu’s relationship with Communal International Ltd. and its interests in 5 Elements Energy Efficiency Limited, another stockholder of the Company.

(14)
Includes 28,194 shares of Common Stock issuable pursuant to options that are currently exercisable, or may become exercisable within 60 days of April 24, 2017 and 68,904 shares of Common Stock issuable pursuant to RSUs scheduled to vest within 60 days of April 24, 2017. Does not include shares beneficially owned by Mr. Hilliard, Ms. Miller, or Mr. Tu.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth information about compensation of our former Chief Executive Officer, and two other most highly compensated executive officers (our “Named Executive Officers”) for the years indicated:

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Option Awards ($) (2)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation ($) (4)	Total ($)

James Tu	2016	383,077	—	297,694	291,946	0	480	973,197
Former Executive Chairman, Chief Executive Officer and President (5)	2015	303,992	0	325,344		327,600	1,024	957,960

Eric W. Hilliard	2016	89,269	—	127,658	125,202	0	205,372	547,501
Former President and Chief Operating Officer (6)	2015	243,226	0	162,672		262,080	1,191	669,169

Marcia J. Miller (7)	2016	137,546	—	80,003	78,463	0	109,923	405,935
Former Chief Financial Officer	2,015	166,039	8,377	172,559		94,017	666	441,658

(1)	Amounts paid in 2016 reflect adjustments to implement salary increases and the timing of payroll dates.
(2)
Under SEC rules, the values reported reflect the aggregate grant date fair values computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), to each of the Named Executive Officers in the years shown. We calculate the grant date fair value of stock option grants using the Black-Scholes option pricing model. We calculate the fair value of RSU grants based on the closing stock price on the grant date. A discussion of the assumptions used in calculating the fair value is set forth in Note 9 to the Consolidated Financial Statements contained in Item 8 of the Annual Report on Form 10-K filed with the SEC on February 23, 2017. Each of the awards granted in 2016 and, in the case of Mr. Tu, earlier awards that remained unvested, were forfeited by the Named Executive Officer upon his or her departure from the Company.

(3)	The amounts set forth in this column are amounts paid under the Company’s cash incentive program, which is described below under “Cash incentive plan.”
(4)
The amounts set forth in this column include Company-paid contributions for life insurance policies and, with respect to Mr. Hilliard and Ms. Miller, the following amounts paid during 2016 under their respective separation agreements entered into with the Company of $205,192 and $109,692, respectively.

(5)
Mr. Tu served as the Executive Chairman and Chief Executive Officer during 2015 and until May 6, 2016, when he also assumed the role of President. On August 19, 2016, the Board of Directors separated the roles of Executive Chairman and Chief Executive Officer. Mr. Tu continued to serve as Chief Executive Officer and President until February 19, 2017.

(6)	Mr. Hilliard served as President and Chief Operating Officer during 2015 and until May 6, 2016.
(7)
Ms. Miller served as Interim Chief Financial Officer from February 6, 2015 until July 23, 2015, and as Chief Financial Officer from July 24, 2015 until August 15, 2016. The 2015 compensation information shown for Ms. Miller includes the entire 2015 calendar year. The bonus amount for Ms. Miller reflects a bonus payment with respect to Ms. Miller’s service as Interim Chief Financial Officer.

Narrative Disclosure to Summary Compensation Table

The Compensation Committee (the “Committee”) of our Board of Directors generally has the responsibility of administering our executive compensation program or making recommendations to the full Board with respect to such program. The Committee reviews and, as appropriate, makes recommendations to the full Board regarding the base salaries and annual cash bonuses for executive officers, and administers our stock incentive plans, including the grants of stock options.
Compensation philosophy and objectives
Our principal executive compensation policy, which has been endorsed by the Committee, is to provide a compensation program that will attract, motivate and retain persons of high quality and provide incentives that align the interests of our employees and directors with those of our stockholders. In administering the executive compensation program, the Committee is mindful of the following principles and guidelines, which are supported by the full Board:

•	Base salaries for executive officers should be competitive.

•	A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of our stockholders.

•	The variable part of annual compensation should reflect both individual and corporate performance.

•
As a person’s level of responsibility increases, a greater portion of total compensation should be at risk and include more stock-based compensation to provide executives long-term incentives, and help to align further the interests of executives and stockholders in the enhancement of stockholder value.

Executive officer compensation has three primary components: base salary, bonuses granted under a bonus or cash incentive plan, and stock-based awards granted pursuant to our 2014 Plan. In addition, executive officers receive certain benefits that are generally available to all salaried employees. We do not have any defined benefit pension plans, non-qualified deferred compensation arrangements, or supplemental retirement plans for our executive officers.
During 2016, the Compensation Committee engaged Compensia, Inc. to assist with the review of the Company’s executive and Board compensation by providing data on market trends and, more specifically, with respect to a group of peer companies having similar size and other characteristics to the Company based on the Company’s 2015 performance and how the Company’s compensation levels compared with such peers.
For each Named Executive Officer’s compensation for 2016, the Committee reviewed the proposed level for each compensation component based on various factors, including the median level for the peer group and other competitive market factors, internal equity and consistency, and an emphasis on pay for performance. The then Executive Chairman and Chief Executive Officer provided the Committee with recommendations for executive officers other than himself. The Committee made recommendations to the Board of Directors, which then approved the final compensation amounts for each executive officer. We have not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.
Management Changes and Related Compensation Arrangements
Significant changes in the Company’s management team occurred during 2016 and early 2017. As a result, the Named Executive Officers are no longer executive officers of the Company and the amounts paid to Mr. Hilliard and Ms. Miller for 2016 reflect their severance benefits received under their separation agreements entered into with the Company on May 5, 2016 and June 15, 2016, respectively, as well as the compensation paid during their terms of employment. Mr. Tu also entered into a separation agreement with the Company dated February 18, 2017. The terms of these separation agreements were as follows:

•
The separation agreement with Mr. Hilliard provides for the continued payment of his salary at the rate in effect as of May 5, 2016, continued medical and related benefits and non-competition and non-solicitation obligations for a period of one year and full vesting of unvested stock options granted prior to 2016.

•
The separation agreement with Ms. Miller provides for the continued payment of her salary at the rate in effect as of June 17, 2016 for a period of eleven months following her separation date, the payment of up to $10,000 for executive outplacement and coaching service expenses, and full vesting of unvested stock options granted prior to 2016.

•
The separation agreement with Mr. Tu provides for the continued payment of his salary at the rate in effect as of February 18, 2017 for a period of twelve months following his separation date, twelve months of continued benefits and the payment of up to $10,000 for legal and executive outplacement and coaching service expenses.

The following executive officers succeeded the Named Executive Officers in their respective positions:

•
Dr. Theodore L. Tewksbury III was appointed as Executive Chairman effective December 12, 2016 and became the Company’s Chairman of the Board, Chief Executive Officer and President on February 19, 2017;

•	Bradley B. White was appointed as Chief Financial Officer effective December 12, 2016 and served in that role until departing from the Company on March 13, 2017; and

•
Michael H. Port was appointed as Chief Financial Officer on March 13, 2017, and had served as the Company’s Interim Chief Financial Officer following Ms. Miller’s departure, from August 16, 2016 until December 11, 2016.

Dr. Tewksbury’s compensation as Executive Chairman and now as Chairman of the Board, Chief Executive Officer and President, and Mr. White’s and Mr. Port’s compensation as Chief Financial Officer, were each established taking into account similar factors as the Named Executive Officer’s compensation, and a comparative peer group that had been adjusted to reflect the lower sales levels experienced in 2016 compared to 2015. The Committee also considered the need to recruit and retain top level talent during a challenging time for the Company, and the responsibilities being managed by a smaller executive team, and their resulting compensation arrangements were as follows:

•
Dr. Tewksbury’s salary was set at $200,000 for his Executive Chairman role based on an expected 50% required effort as compared to the Chief Executive Officer and President. In addition, Dr. Tewksbury was granted RSUs with a grant date fair value of $100,000 on January 3, 2017. Upon his appointment as Chairman, Chief Executive Officer and President of the Company, Dr. Tewksbury’s salary was increased to $450,000. Dr. Tewksbury is eligible to receive an annual bonus with a target payout of 100% of his base salary, based on the Company’s financial performance and his individual performance and continued employment and, on February 27, 2017, he received stock options and RSUs having a total grant date fair value of approximately $450,000, with 50% of the awards in RSUs and stock options equal to 1.5 times the number of RSUs.

•
Mr. White’s salary as Chief Financial Officer was set at $315,000. Mr. White was also eligible to receive an annual bonus with a target payout of 65% of his base salary, based on the Company’s financial performance and his individual performance. Mr. White’s 2017 bonus was guaranteed to be a minimum of $150,000, provided that he remained employed with the Company through the date the bonus is paid. In addition, on January 3, 2017, Mr. White was granted stock options and RSUs having a total grant date fair value of approximately $315,000, with 50% of the awards in RSUs and stock options equal to 1.5 times the number of RSUs. Mr. White resigned from the Company on March 17, 2017 and his eligibility for any bonus and his equity awards terminated.

•
On March 16, 2017, the Board of Directors appointed Michael H. Port, the Company’s Corporate Controller, as Chief Financial Officer and Secretary. Mr. Port’s salary was set at $250,000 and he is eligible to receive an annual bonus with a target payout of 50% of his base salary, based on the Company’s financial performance and his individual performance. In addition, Mr. Port was granted RSUs with a grant date fair value of $65,000 and stock options equal to 1.5 times the number of RSUs. Mr. Port also served as Interim Chief Financial Officer from August 16, 2016 until Mr. White’s appointment on December 12, 2016. With respect to his service as Interim Chief Financial Officer in 2016, Mr. Port received additional compensation totaling $15,323 ($4,000 per month pro-rated to Mr. White’s start date).

Base salary
The Committee seeks to establish executive officer base salary levels that are competitive with the median amounts paid to executives performing similar functions within the Company’s peer group. The Committee also takes into account a number of largely subjective factors, including changes in the individual’s duties and responsibilities, the personal performance of such executive officer, the performance of the Company, cost-of-living increases, and such other factors as the Committee deems appropriate, including the individual’s overall mix between fixed and variable compensation and between cash and stock-based compensation.
The Executive Chairman and Chief Executive Officer annually assesses the performance of all other executive officers and recommends salary increases to the Committee based on performance evaluations, comparative data and other relevant factors. The Committee then reviews the Executive Chairman and Chief Executive Officer’s recommendations, considers the factors described above, and recommends salary amounts to the Board of Directors for approval.
Mr. Tu’s, Mr. Hilliard’s, and Ms. Miller’s salaries were increased by 33.3%, 14.6%, and 15% in 2016 to $400,000, $275,000, and $230,000, respectively, as a result of the factors discussed above.
Cash incentive plan
For 2016, a cash incentive plan was established for executive management under which the executive officers were each eligible for an incentive payment of up to the following percentages of his or her 2016 salary, to be determined by the Board of Directors based upon the financial results of 2016 with respect to the metrics and percentages described below:

	Incentive Payment as a % of Base Salary (1)
	Minimum	Target	Maximum
James Tu	50%	100%	200%
Eric Hilliard	32.5%	65%	130%
Marcia Miller	25%	50%	100%

(1)	Based on the annual salary rate for the year.
The incentive payment levels listed above were payable based on the achievement of the following financial performance metrics:

	Threshold - 50%	Target - 100%	110% of Target Payment	150% of Target Payment	Maximum - 200%
Total Revenue (Sales) (1)	$71.513M	$85.15M - $95.349M	$95.350M	$109.653M	$119.118M

(1)	For Mr. Tu, this metric represented 70% of the total potential incentive payment. For Mr. Hilliard and Ms. Miller, this metric represented 50% of the total potential incentive payment.

	Gross Margin % (1)	Funding %
	<35%	0%
Threshold	35%	50%
	36%	60%
	37%	70%
	38%	80%
	39%	90%
Target	40%	100%
	41%	110%
	42%	120%
	43%	130%
	44%	140%
	45%	150%
	46%	170%
	47%	190%
Maximum	47.5%	200%

(1)	This metric represented 30% of the total potential incentive payment for each of Mr. Tu, Mr. Hilliard, and Ms. Miller.
 In addition, 20% of Mr. Hilliard’s and Ms. Miller’s potential incentive payment was based on the achievement of individual key performance indicators to be established and evaluated by the Company’s Executive Chairman and Chief Executive Officer. Based on the Company’s 2016 financial results, total revenue was $31.0 million and gross margin was 24.8%, which did not meet the minimum thresholds for payment. Mr. Hilliard and Ms. Miller were not eligible to receive any payments under the plan as they were no longer employed by the Company at the end of the fiscal year. Mr. Tu did not receive a payment, as his incentive amount was solely based on the achievement of at least the minimum total revenue and gross margin metrics.
Discretionary bonuses
The Committee may from time to time award a discretionary annual cash bonus to executive officers, in the amounts and based on the factors determined by the Committee. The bonus awards may be based on an executive officer’s individual performance or on the overall success of the Company, or both.
 No discretionary bonuses were awarded to the Named Executive Officers in 2016. Mr. Port received a discretionary bonus of $35,000 with respect to his service as Interim Chief Financial Officer.
Stock awards and other stock-based awards
The Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for the Company’s stockholders and, therefore; periodically grants time-based stock options and RSUs under the 2014 Plan at the then current market price.
The Committee grants, or recommends to the Board to grant, options and/or RSUs to executive officers after consideration of recommendations from the Executive Chairman and Chief Executive Officer. Recommendations for equity awards are based upon the relative position, responsibilities, and previous and expected contributions of each officer, previous equity award grants to such officers and customary levels of equity award grants for the respective position in other comparable companies. The exercise price for stock options is equal to the fair market value of our Common Stock on the grant date. Stock options generally vest over a three-year period with 33% vesting one year from the date of grant and the remaining 67% vesting equally on a monthly basis over the remaining 24 months. Options expire 10 years from the date of grant. RSUs generally vest over a three-year period with 33% vesting one year from the grant date, 33% vesting two years from the grant date, and the remaining 34% vesting three years from the grant date.
Under the 2014 Plan, upon a Change of Control (as defined in such plan) all outstanding unvested stock options become fully vested and exercisable if not assumed, or substituted with a new award, by the successor to the Company and, if such awards are assumed or substituted by the successor to the Company, they become fully exercisable and vested if the option holder’s employment is terminated (other than a termination for cause) within two years following a Change of Control. If an option holder’s employment is terminated within two years after a Change of Control for any reason other than death, retirement, disability or termination for cause, each outstanding stock option that is vested following such termination will remain exercisable until the earlier of the third anniversary of termination or the expiration of the term of the stock option. In addition, executive officers who are designated for participation under the Change in Control Benefit Plan described below, are eligible for vesting of all outstanding equity awards upon a qualifying termination following a Change in Control.
In addition to the annual grants, in August 2016, Mr. Port received a grant of 5,000 RSUs with a grant date fair value of $22,750 in connection with his appointment as the Interim Chief Financial Officer from August 16, 2016 until December 11, 2016.
Change in Control Benefit Plan
On February 19, 2017, we established a Change in Control Benefit Plan to provide for the payment of certain benefits to selected eligible employees and directors of the Company. A Change in Control is defined in the same manner as under the 2014 Plan and includes any one or more of the following events summarized below:

•
any “person” becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the voting securities of the Company then outstanding and entitled to vote generally in the election of directors of the Company;

•	individuals who, as of the beginning of any 24 month period, constitute the Board cease for any reason during such 24 month period to constitute at least a majority of the Board; or

•
consummation of (A) a merger, consolidation or reorganization of the Company, in each case, following such merger, consolidation or reorganization, beneficially own, directly or indirectly, at least 35% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity or entities resulting from such merger, consolidation or reorganization, (B) a complete liquidation or dissolution of the Company, or (C) a sale or other disposition of all or substantially all of the assets of the Company.

The Company entered into Change in Control participation agreements with Dr. Tewksbury and Mr. White on February 19, 2017 (which terminated upon Mr. White’s departure) and with Mr. Port on March 21, 2017. The Change in Control participation agreement provides for a lump sum payment equal to one times annual base salary and target bonus, accelerated vesting of stock awards, and continuation of group health plan benefits for 12 months if the participant’s employment is involuntarily terminated within 24 months of a Change in Control.
Section 162(m)
Section 162(m) of the Internal Revenue Code (“IRC Sec. 162(m)”) generally disallows a tax deduction to public corporations for compensation in excess of $1 million paid to a company’s Chief Executive Officer, or to any of the company’s other three most highly compensated executive officers (other than the Chief Financial Officer), for any fiscal year. IRC Sec. 162(m) generally exempts qualifying performance-based compensation from the deduction limit if certain conditions are met. In determining base salary, benefits, perquisites and other compensation, the Committee considers tax deductibility. However, a more important goal of the Committee is to offer compensation that is competitive within our peer group.
Employment Agreements with Named Executive Officers
We did not have employment agreements with any of our Named Executive Officers and do not have employment agreements with our current executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to equity awards outstanding for our Named Executive Officers as of December 31, 2016:

Name	Award Grant Date	Number of Securities Underlying Unvested Restricted Stock Units (#)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un-exercisable (#)		Option Exercise Price ($)	Option Expiration Date

James Tu	4/29/2013			40,000	0		2.30	4/29/2023
	1/28/2014			80,000	0		4.10	1/28/2024
	3/16/2015			46,667	33,333	(2)	5.47	3/16/2025
	3/14/2016	37,915	(1)	—	51,350	(3)	7.70	3/14/2026

Eric W. Hilliard (4)

Marcia J. Miller (4)

(1)
One third vests on the first anniversary of the grant date. One third vests on the second anniversary of the grant date. The final one third vests on the third anniversary of the grant date. These RSUs were cancelled upon Mr. Tu’s departure from the Company on February 19, 2017.

(2)
One third vests on the first anniversary of the grant date, and the remainder vests monthly in equal installments over the following 24-month period. Upon Mr. Tu’s departure from the Company on February 19, 2017, all options that had not yet vested were cancelled. Mr. Tu has 90 days from his departure date to exercise the options that were vested as of such date.

(3)
One third vests on the first anniversary of the grant date, and the remainder vests monthly in equal installments over the following 24-month period. Upon Mr. Tu’s departure from the Company on February 19, 2017, these options were cancelled.

(4)	Eric Hilliard and Marcia Miller had no outstanding equity awards at December 31, 2016.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based awards to attract and retain qualified candidates to serve on our Board. In setting director compensation, the Board considers the significant amount of time that directors expend in fulfilling their duties, the skill level required, and the compensation of Board members at comparable companies.

The following table sets forth the annual cash and stock-based compensation for non-employee directors for 2016:

	January 1, 2016 to November 17, 2016	Beginning November 18, 2016

Annual Cash Retainer	$32,500	$32,500
Restricted Stock Unit Grant	$65,000	$45,000	(1)
Additional Annual Cash Retainers:
Lead Director	$17,500	$20,000
Compensation Committee Chairman	$12,000	$14,000
Compensation Committee Member	$5,000	$5,000
Audit and Finance Committee Chairman	$17,500	$19,000
Audit and Finance Committee Member	$7,000	$7,000
Nominating and Corporate Governance Committee Chairman		$9,000	(2)
Nominating and Corporate Governance Committee Member		$4,000	(2)

(1)
Restricted stock unit grant on the date of the Company’s annual meeting of stockholders having a value as stated above based on the fair market value of the Common Stock on such date, and vesting on the earlier of (i) the one year anniversary of the grant date or (ii) the date of the Company’s annual meeting of stockholders next following the grant date. On June 15, 2016, each of the non-employee directors received a restricted stock unit grant of 11,484 shares, which will vest on June 15, 2017. In February 2017, the Board adopted a Change in Control Benefit Plan, which provides for full vesting of RSUs held by non-employee directors upon a Change in Control (as defined in such plan).

(2)	Compensation for the Nominating and Corporate Governance Committee took effect as of the date the committee was formed on August 9, 2016.

The Board, at its discretion, may grant options or other equity awards to newly elected directors and additional grants to other directors.

The following table summarizes the total compensation paid to non-employee directors for the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($) (2)	Total ($)

Ronald D. Black	57,011	65,000	—	122,011
William Cohen	37,229	65,000	—	102,229
Glenda M. Dorchak	42,559	65,000	—	107,559
Marc J. Eisenberg	37,701	65,000	—	102,701
Jiangang Luo	33,095	65,000	—	98,095
Michael R. Ramelot	46,610	65,000	—	111,610

(1)
Represents RSUs, which vest on June 15, 2017 and will be settled in Common Stock. The grant date fair value is calculated based on the closing price of the stock on the grant date. Each of Dr. Black, Messrs. Cohen, Eisenberg, Luo and Ramelot and Ms. Dorchak held 11,484 unvested RSUs as of December 31, 2016.

(2)	The number of outstanding options held by each non-employee director as of December 31, 2016 was as follows: Mr. Cohen – 10,000 and Mr. Ramelot – 15,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of the Board of Directors has appointed the firm of Plante & Moran, PLLC, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2017. Representatives of Plante & Moran, PLLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from stockholders.

Accountant Fees and Services

Plante & Moran, PLLC provided audit services to the Company for the fiscal years ending December 31, 2016 and 2015. The following table presents fees for professional services rendered by Plante & Moran, PLLC for those years:

	Year Ended December 31,
	2016	2015
Audit Fees	$339,875	$381,575
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$339,875	$381,575

Audit Fees. “Audit Fees” include the aggregate fees billed for professional services rendered by Plante & Moran, PLLC, including audit services related to quarterly reviews and audits of consolidated financial statements, reviews in connection with SEC filings and related consents, comfort letters related to the public stock offering, and other consultations. For both 2016 and 2015, we were not required to obtain independent public accounting firm certification of our internal control infrastructure as defined by the Sarbanes-Oxley Act. Therefore, no fees related to the audit of Sarbanes-Oxley compliance were incurred.

Pre-Approval Policies and Procedures

It is the Company’s policy that all audit and non-audit services to be performed by the Company’s principal auditors be approved in advance by the Audit and Finance Committee. The Audit and Finance Committee pre-approved all services provided by Plante & Moran, PLLC during 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Mr. Tu, who served in the capacities of Executive Chairman, Chief Executive Officer, and President during 2016, is also the Founder, Chief Executive Officer and Chief Investment Officer of 5 Elements Global Advisors, an investment advisory and management company managing the holdings of 5 Elements Global Fund LP, which was a beneficial owner of more than 5% of our Common Stock prior to the August 2014 registered offering. As of April 24, 2017, 5 Elements Global Advisors holds approximately 2.5% of our Common Stock. 5 Elements Global Advisors focuses on investing in clean energy companies with breakthrough, commercialized technologies, and near-term profitability potential.
Mr. Tu is also Co-Founder and 50% owner, and until May 2013, was the Managing Partner of Communal International Ltd. (“Communal”), a British Virgin Islands company dedicated to assisting clean energy, solutions-based companies by maximizing technology and product potential and gaining them access to global marketing, distribution licensing, manufacturing and financing resources. Communal has a 50% ownership interest in 5 Elements Energy Efficiency Limited, which was a beneficial owner of more than 5% of our Common Stock prior to the September 2015 registered offering. As of April 24, 2017, 5 Elements Energy Efficiency Limited holds approximately 2.4% of our Common Stock. Yeh Mei-Hui Cheng is the owner of the other 50% of 5 Elements Energy Efficiency Limited and the other Co-Founder of Communal. Ms. Cheng is the mother of Simon Cheng, a member of our Board of Directors until February 19, 2017 and a current employee of the Company. Mr. Cheng’s compensation as an employee of the Company totaled $155,901 in 2016.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons owing more than 10% of a registered class of our equity securities to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission (the “SEC”). Such officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all those reports that they file.

Based solely on our review of such reports filed with the SEC and written representations from the reporting persons, we believe we were in compliance with all filing requirements applicable to our executive officers and directors for

2016, except that William Cohen, a Director, was late in filing a Form 4 reporting indirect beneficial ownership of 1,259 shares of our Common Stock purchased by his son and 1,240 restricted stock units acquired by his son, who was an employee of the Company. As of December 31, 2016, Mr. Cohen’s son was no longer employed by the Company.

AUDIT COMMITTEE REPORT

The Audit and Finance Committee has reviewed and discussed with the Company’s management and Plante & Moran, PLLC the audited consolidated financial statements contained in our Annual Report on Form 10-K for the 2016 fiscal year. The Audit and Finance Committee has also discussed with Plante & Moran, PLLC the matters required to be discussed under the applicable auditing standards, as adopted by the Public Company Accounting Oversight Board.

The Audit and Finance Committee has received and reviewed the written disclosures and the letter from Plante & Moran, PLLC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit and Finance Committee concerning independence, and has discussed with Plante & Moran, PLLC its independence from Energy Focus.

Based on the review and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2016 fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit and Finance Committee
Michael R. Ramelot, Chairman
William Cohen
Marc J. Eisenberg
Jiangang Luo

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

A stockholder who wishes to have a proposal included in our Proxy Statement for the 2018 Annual Meeting of Stockholders must submit the proposal in writing to the Secretary of the Company at our principal executive offices at 32000 Aurora Road, Suite B, Solon, Ohio 44139, for receipt no later than December 29, 2017, pursuant to Rule 14a-8(e) under the Securities Exchange Act of 1934 (the “Exchange Act”), assuming that the date of the 2018 Annual Meeting will occur within 30 days of the anniversary of the 2017 Annual Meeting.

A stockholder who wishes to present a proposal at the 2018 Annual Meeting without having it appear in the Proxy Statement must submit notice of the proposal in writing to our Secretary no earlier than February 21, 2018 and no later than March 22, 2018, assuming that the 2017 Annual Meeting occurs on June 21, 2017, and otherwise comply with all requirements of our Bylaws with respect thereto.

If the date of the 2018 Annual Meeting is more than 30 days before or after the anniversary of the 2017 Annual Meeting, then the foregoing deadlines will change and be determined in accordance with the Rule 14a-8 under the Exchange Act (for proposals to be included in the Company’s Proxy Statement) or the Company’s Bylaws (for all other proposals).

HOUSEHOLDING INFORMATION

Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports. This means that beneficial holders of our Common Stock who share the same address or household may not receive separate copies of this Proxy Statement and our 2016 Annual Report on Form 10-K (the “2016 Annual Report”). You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge, c/o Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call 800-542-1061.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed proxy will vote the shares they represent in such manner as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

The Company’s 2016 Annual Report on Form 10-K, as amended, may be obtained, without charge, by writing to the Company at 32000 Aurora Road, Suite B, Solon, Ohio 44139, Attention: Investor Relations or by accessing the report on our website at http://www.energyfocus.com.

1
Appendix A
ENERGY FOCUS, INC.
2014 STOCK INCENTIVE PLAN
(as proposed to be amended; and as adjusted to reflect our one-for-ten reverse split effected on July 16, 2014)

1.	Purpose of the Plan.
The purpose of this Plan is to enhance stockholder value by linking the compensation of officers, directors and key employees of the Company to increases in the price of Energy Focus, Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain and encourage such employees and directors to act in the stockholders’ interest and share in the Company’s success.

2.	Definitions.
As used herein, the following definitions shall apply:
(a)“Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.
(b)“Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.
(c)“Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.
(d)“Award” means a Stock Award, Option, Stock Appreciation Right, or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.
(e)“Awardee” means an Employee, Director or Consultant who has been granted an Award under the Plan.
(f)“Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, or Other Stock-Based Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement.
(g)“Board” means the Board of Directors of the Company.
(h)“Change of Control” shall mean, except as otherwise provided in an Award Agreement, one of the following shall have taken place after the date of this Plan:

(i)
any “person” (as such term is used in Sections 13(d) or 14(d) of the Exchange Act) (other than the Company, any majority controlled subsidiary of the Company, or the fiduciaries of any Company benefit plans) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of

50% or more of the total voting power of the voting securities of the Company then outstanding and entitled to vote generally in the election of directors of the Company; provided, however, that no Change of Control shall occur upon the acquisition of securities directly from the Company;

(ii)
individuals who, as of the beginning of any 24 month period, constitute the Board (as of the date hereof, the “Incumbent Board”) cease for any reason during such 24 month period to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company; or

(iii)
consummation of (A) a merger, consolidation or reorganization of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Company immediately prior to such merger, consolidation or reorganization do not, following such merger, consolidation or reorganization, beneficially own, directly or indirectly, at least 35% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity or entities resulting from such merger, consolidation or reorganization, (B) a complete liquidation or dissolution of the Company, or (C) a sale or other disposition of all or substantially all of the assets of the Company, unless at least 35% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity or entities that acquire such assets are beneficially owned by individuals or entities who or that were beneficial owners of the voting securities of the Company immediately before such sale or other disposition.

Notwithstanding the foregoing, (x) if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur, and (y) a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(i)“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.
(j)“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or, in the absence of any such special appointment, the Compensation Committee of the Board.
(k)“Common Shares” means the common shares, no par value, of the Company, or any security of the Company issued in substitution, exchange or lieu thereof.
(l)“Company” means Energy Focus, Inc., a Delaware corporation, or, except as utilized in the definition of Change of Control, its successor.
(m)“Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement
(n)“Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.
(o)“Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.”
(p)“Disability” means (i) “Disability” as defined in any employment, consulting or similar agreement to which the Participant is a party, or (ii) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” shall mean the Participant’s continuous illness, injury or incapacity for a period of six consecutive months, as determined by the Administrator in its discretion. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (x) the Participant’s “disability” within the meaning of Section 409A of the Code, (y) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (z) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.
(q)“Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.
(r)“Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. The Administrator shall determine whether the Chairman of the Board qualifies as an “Employee.” For any and all purposes under the Plan, the term “Employee” shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.
(s)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto.
(t)“Fair Market Value” with respect to a Share shall mean the market price of such Share, determined by the Committee as follows:

(i)
If the Shares are listed on any established stock exchange or a national market system, the per Share Fair Market Value shall be the closing sales price for each share of such stock (or the closing bid, if no sales were reported) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)
If the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group Inc.) or by a recognized securities dealer, the closing sales price for each share of such stock or, if closing sales prices are not reported, the per Share Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)
In the absence of an established market for the Shares of the type described in (a) and (b), above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with the applicable provisions of Section 409A of the Code and the regulations and rulings thereunder.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(u)“Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.

(v)“Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and that actually does so qualify.
(w)“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(y)“Option” means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan
(z)“Other Stock-Based Award” means an Award granted pursuant to Section 12 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).
(aa)“Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.
(ab)“Plan” means this 2014 Stock Incentive Plan, as set forth herein and as hereafter amended from time to time.
(ac)“Qualifying Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.
(ad)“Retirement” means, unless the Administrator determines otherwise, Termination of Employment, voluntary or involuntary, by a Participant from the Company and its Affiliates, other than a Termination for Cause, after attaining age fifty-five (55) and having at least ten (10) years of service as an Employee with the Company and its Affiliates, excluding service with an Affiliate of the Company prior to the time that such Affiliate became an Affiliate of the Company. For Plan purposes, a “voluntary” Termination of Employment is a Termination of Employment where the Participant does not qualify for severance benefits, whether under a severance agreement or the Company’s or any of its Affiliate’s severance policy, plan or other arrangement.
(ae)“Securities Act” means the United States Securities Act of 1933, as amended.
(af)“Share” means a Common Share, as adjusted in accordance with Section 15 of the Plan.
(ag)“Stock Appreciation Right” means a right granted under Section 10 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).
(ah)“Stock Award” means an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).
(ai)“Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.
(aj)“Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.
(ak)“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(al)”Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures of the Company, provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.
(am)“Termination of Employment” means for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period.

3.	Stock Subject to the Plan.
(a)Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to Awards granted under the Plan is 2,500,000 Shares. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. As of the date the Plan is approved by the Company’s stockholders, no further awards will be made under the 2008 Stock Incentive Plan, as amended, (the “Prior Plan”).
(b)Code Section 162(m) and 422 Limits; Other Share Limitations. Subject to the provisions of Section 15(a) of the Plan, no Employee may be granted under this Plan (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 150,000 Shares, and (ii) Stock Awards and Other Stock-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares under which more than 80,000 Shares may be earned for each calendar year (or other 12 month period) in the vesting or performance period. During any calendar year, no Participant may be granted an Award that is intended to comply with the performance-based exception under Code Section 162(m) and is denominated in cash under which more than seven hundred fifty thousand dollars ($750,000) may be earned for each calendar year (or other 12 month period) in the performance period. The foregoing limitations in this section shall be calculated for 2014 to include all awards issued under a Prior Plan since December 31, 2013. In addition, the foregoing limitations in this section shall be multiplied by two with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Affiliates. Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed 100,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15(a) of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
(c)Share Counting Rules.

(i)
For purposes of this Section 3 of the Plan, Shares subject to Awards that have been canceled, expired, settled in cash, or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to Awards granted under this Plan and shall be available for future Awards granted under this

Plan. If Shares subject to an award under any Prior Plan are canceled, expired, settled in cash, or forfeited for any reason (in whole or in part), the Shares subject to an award under the Prior Plan, to the extent of such cancellation, expiration, settlement in cash, or forfeiture, shall not be available for grant under this Plan. Notwithstanding the foregoing, Shares added back under the provisions of this subsection (c) shall not be counted when determining the limit on Shares that may be granted as Incentive Stock Options under subsection (b), above.

(ii)
Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (i) of this Section: (a) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (b) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights, (c) Shares subject to a Stock Appreciation Right that are not issued in connection with its stock settlement on exercise thereof, and (d) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options. Shares subject to Awards that have been retained by the Company in payment or satisfaction of the tax withholding obligation of an Awardee, other than for an Option or Stock Appreciation Right as described above, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the tax withholding obligation of an Awardee, other than for an Option or Stock Appreciation Right as described above, shall again be available for grant under the Plan.

(iii)
Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, and Shares subject to a Conversion Award shall not again be available for an Award under the Plan as provided in subsection (c)(i) above.

4.	Administration of the Plan.
(a)Procedure.

(i)	Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan and/or their respective delegates.

(ii)
Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Code Section 162(m), Awards to “covered employees” (within the meaning of Code Section 162(m)) or to Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. References herein to the Administrator in connection with Awards intended to qualify as “performance-based compensation” shall mean a Committee meeting the “outside director” requirements of Code Section 162(m). Notwithstanding any other provision of the Plan, the Administrator shall not have any discretion or authority to make changes to any Award that is intended to qualify as “performance-based compensation” to the extent that the existence of such discretion or authority would cause such Award not to so qualify.

(iii)
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iv)
Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v)
Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(vi)
Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i)	to select the Non-employee Directors, Consultants and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)	to determine the number of Common Shares to be covered by each Award granted hereunder;

(iii)	to determine the type of Award to be granted to the selected Employees and Non-employee Directors;

(iv)	to approve forms of Award Agreements;

(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)	to correct administrative errors;

(vii)	to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)
to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)
to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such modification or amendment (A) is subject to the plan amendment provisions set forth in Section 16 of the Plan, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (Y) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;

(xi)
to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)
to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonqualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(xiii)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)
to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xv)
to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvi)	to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.
(c)Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.
(d)Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Board or Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5.	Eligibility.
Awards may be granted only to Directors, Employees and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6.	Term of Plan.
The Plan shall become effective upon its approval by stockholders of the Company. It shall continue in effect for a term of ten (10) years from the date the Plan is approved by the stockholders of the Company (the “Effective Date”) unless terminated earlier under Section 16 of the Plan.

7.	Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.	Options.
The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.
(a)Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.
(b)Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
(c)No Option Repricings. Subject to Section 15 of the Plan, the exercise price of an Option may not be reduced without stockholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.
(d)No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.
(e)Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.
(f)Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i)	cash;

(ii)	check or wire transfer (denominated in U.S. Dollars);

(iii)
subject to any conditions or limitations established by the Administrator, other Shares which were held for a period of more than six (6) months on the date of surrender and which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);

(iv)	subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(v)	consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(vi)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(vii)	any combination of the foregoing methods of payment.
(g)Procedure for Exercise; Rights as a Stockholder.

(i)
Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii)
An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii)
Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)	The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.
(h)Termination of Employment or Board Membership.

(i)
The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement, (C) death, or (D) otherwise (including Termination for Cause) shall have on any Option.

(ii)	Unless otherwise provided in the Award Agreement:
(A)Upon termination from membership on the Board by a Non-employee Director, any Option held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture, or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for one year thereafter, or the remaining term of the Option, if less;
(B)Upon Termination of Employment or termination from membership on the Board by a Non-employee Director due to death or Disability, any Option held by such Employee or Non-employee Director that (1) is vested and exercisable as of the effective date of such Termination of Employment or termination from membership on the Board shall remain exercisable for one year after such termination or the remaining term of the Option, if less, and (2) is not yet vested shall vest in full as of the date of death or Disability, and any such vested Options shall remain exercisable for one year after such Termination of Employment or termination from membership on the Board by a Non-employee Director due to death or Disability or the remaining term of the Option, if less;
(C)Upon Termination of Employment due to Retirement, any Option held by an Awardee at Retirement, to the extent vested and exercisable as of the effective date of such Retirement, will remain outstanding for the lesser of one year or the remaining term of the Option; and
(D)Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Options that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option, if less. Notwithstanding the foregoing, all outstanding and unexercised Options shall be immediately cancelled in the event of a Termination for Cause.

9.	Incentive Stock Option Limitations/Terms.
(a)Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.
(b)$100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b) of the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.
(c)Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.
(d)Exercise Price. The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.
(e)Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

10.	Stock Appreciation Rights.
A “Stock Appreciation Right” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8 of the Plan. Any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). All Stock Appreciation Rights under the Plan, other than Conversion Awards, shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 of the Plan. Subject to the provisions of Section 8 of the Plan, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11.	Stock Awards.
(a)Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Code Section 162(m) and the regulations thereunder in the case of an Award intended to comply with the performance-based exception under Code Section 162(m), unless determined otherwise under the circumstances by the Committee.
(b)Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of Stock Awards issued to Employees may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code (a “Performance Stock Award”) shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate or otherwise within the time period required by the Code or the applicable Treasury Regulations, provided that the outcome is substantially uncertain at that time. Stock Awards for which vesting is not based on the attainment of performance criteria are referred to as “Restricted Stock Awards.”
(c)Termination of Employment or Board Membership.

(i)
The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement (C) death, or (D) otherwise (including Termination for Cause) shall have on any Stock Award.

(ii)	Unless otherwise provided in the Award Agreement:
(A)Termination of Employment or termination from membership on the Board by a Non-employee Director due to Disability or death shall result in immediate full vesting of any as yet unvested Stock Award, and in the case of a Stock Award that vests upon the achievement of performance goals, the vested amount shall be based upon the target award amount;
(B)Any other Termination of Employment or termination from membership on the Board by a Non-employee Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Stock Awards.
In the event that the Administrator shall provide for vesting as to a ratable portion of a performance period in an Award Agreement for a Stock Award under which vesting is based on the attainment of performance criteria over such performance period, the ratable vesting percentage determined by the portion of the performance period during which the Awardee was an Employee of the Company or an Affiliate shall be applied to determine the portion of the Stock Award that is vested based upon actual performance results after the completion of the performance period.
(d)Rights as a Stockholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

12.	Other Stock-Based Awards.
(a)Other Stock-Based Awards. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash based bonus based on the attainment of Qualifying Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.
(b)Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish performance goals in its discretion. If the Administrator exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met. Notwithstanding anything to the contrary herein, the performance criteria for any Other Stock-Based Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate and otherwise within the time period required by the Code and the applicable Treasury Regulations, provided that the outcome is substantially uncertain at that time.
(c)Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash or Shares or a combination thereof, as the Administrator determines.
(d)Termination of Employment or Board Membership.

(i)
The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement, (C) death, or (D) otherwise (including Termination for Cause) shall have on any Other Stock-Based Award.

(ii)	Unless otherwise provided in the Award Agreement:
(A)Termination of Employment or termination from membership on the Board by a Non-employee Director due to Disability or death shall result in immediate full vesting of any as yet unvested Other Stock-Based Award, and in the case of an Other Stock-Based Award which vests on the basis of attainment of a performance goal, the vested amount shall be based upon the target award amount;
(B)Any other Termination of Employment or termination from membership on the Board by a Non-employee Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Other Stock-Based Awards.
In the event that the Administrator shall provide for vesting as to a ratable portion of a performance period in an Award Agreement for an Other Stock-Based Award under which vesting is based on the attainment of performance criteria over such performance period, the ratable vesting percentage determined by the portion of the performance period during which the Awardee was an Employee of the Company or an Affiliate shall be applied to determine the portion of the Other Stock-Based Award that is vested based upon actual performance results after the completion of the performance period.

13.	Other Provisions Applicable to Awards.
(a)Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.
(b)Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, on a basis consistent with U.S. Generally Accepted Accounting Principles (“GAAP”) or on a non-GAAP or adjusted GAAP basis, applied to either the Company as a whole or to a Subsidiary, business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution: (i) sales or cash return on sales; (ii) cash flow or free cash flow or net cash from operating activity; (iii) earnings (including gross margin, earnings before or after interest and taxes, earnings before taxes, and net earnings); (iv) basic or diluted earnings per share; (v) growth in earnings or earnings per share; (vi) stock price; (vii) return on equity or average shareholders’ equity; (viii) total shareholder return; (ix) return on capital; (x) return on assets or net assets; (xi) return on investments; (xii) revenue or gross profits; (xiii) income before or after interest, taxes, depreciation and amortization, or net income; (xiv) pretax income before allocation of corporate overhead and bonus; (xv) operating income or net operating income; (xvi) operating profit or net operating profit (whether before or after taxes); (xvii) operating margin; (xviii) return on operating revenue; (xix) working capital or net working capital; (xx) market share; (xxi) asset velocity index; (xxii) contract awards or backlog; (xxiii) overhead or other expense or cost reduction; (xxiv) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxv) credit rating; (xxvi) strategic plan development and implementation; (xxvii) improvement in workforce diversity; (xxviii) customer satisfaction; (xxvix) employee satisfaction; (xxx) management succession plan development and implementation; and (xxxi) employee or customer retention. With respect to any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, the performance criteria must be Qualifying Performance Criteria, and the Administrator will (within the first quarter of the performance period, but in no event more than ninety (90) days into that period) establish the specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts (subject to the right of the Administrator to exercise discretion to reduce payment amounts following the conclusion of the performance period). Extraordinary, non-recurring items that may be the basis of adjustment include acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. GAAP, and foreign exchange gains or losses.
(c)Certification. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrator shall certify in writing the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such criteria relate solely to the increase in the value of the Common Shares).
(d)Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified as of the Grant Date, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced (but not increased) by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

14.	Dividends and Dividend Equivalents.
Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards or Other Stock-Based Awards that, in either case, vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

15.	Adjustments upon Changes in Capitalization, Organic Change or Change of Control.
(a)Adjustment Clause. In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3 of the Plan, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Qualifying Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by GAAP or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings, provided that in the case of Qualifying Performance Criteria applicable to any performance-based Awards intended to qualify under Code Section 162(m), such adjustment does not violate Section 162(m) of the Code. Any adjustment under this Section 15(a) need not be the same for all Participants.
(b)Change of Control. In the event of a Change of Control, unless otherwise determined by the Administrator as of the Grant Date of a particular Award (or subsequent to the Grant Date), the following acceleration, exercisability and valuation provisions shall apply:

(i)
On the date that such Change of Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such Options or Stock Appreciation Rights or substitutes other awards for such Awards, such Awards (or their substitutes) shall become fully exercisable and vested if the Participant’s employment is terminated (other than a Termination for Cause) within two years following the Change of Control.

(ii)
Except as may be provided in an individual severance or employment agreement (or severance plan) to which an Awardee is a party, in the event of an Awardee’s Termination of Employment within two years after a Change of Control for any reason other than because of the Awardee’s death, Retirement, Disability or Termination for Cause, each Option and Stock Appreciation Right held by the Awardee (or a transferee) that is vested following such Termination of Employment shall remain exercisable until the earlier of the third anniversary of such Termination of Employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an Awardee’s Termination of Employment more than two years after a Change of Control, or within two years after a Change of Control because of the Awardee’s death, Retirement, Disability or Termination for Cause, the provisions of Sections 8(i) and 10 of the Plan shall govern (as applicable).

(iii)
On the date that such Change of Control occurs, the restrictions and conditions applicable to any or all Stock Awards, Stock Unit Awards and Other Stock-Based Awards that are not assumed, or substituted with a new award, by the successor to the Company shall lapse and such Awards shall be fully vested. Unless otherwise provided in an Award Agreement at the Grant Date, upon the occurrence of a Change of Control without assumption or substitution of the Awards by the successor, any performance based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs. All Stock Awards, Stock Unit Awards and Other Stock-Based Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the Change of Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the Awardee shall be entitled to receive the Award from the Company on the date that would have applied absent this provision. If the successor to the Company does assume (or substitute with a new award) any Stock Awards, Stock Unit Awards and Other Stock-Based Awards, all such Awards shall become fully vested if the Participant’s employment is terminated (other than a Termination for Cause) within two years following the Change of Control, and any performance based Award shall be deemed fully earned at the target amount effective as of such Termination of Employment.

(iv)
The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, and if there is no excess value, the Committee may, in its discretion, cancel such Awards.

(v)
An Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(c) Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (iv) if any Award is subject to Section 409A of the Code, Section 15(b) of the Plan shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 of the Plan in order to ensure that such Award complies with Code Section 409A.

16.	Amendment and Termination of the Plan.
(a)Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the stockholders of the Company and subject to Section 16(b), no such amendment shall be made that would:

(i)	increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;

(ii)	reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan; or

(iii)	reduce the exercise price of outstanding Options or Stock Appreciation Rights, as prohibited by Section 8(c) without stockholder approval.
(b)Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall materially impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c)Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.	Designation of Beneficiary.
(a)An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.
(b)Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18.	No Right to Awards or to Employment.
No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19.	Legal Compliance.
Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

20.	Inability to Obtain Authority.
To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.	Reservation of Shares.
The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.	Notice.
Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23.	Governing Law; Interpretation of Plan and Awards.

(a)
This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware, except as to matters governed by U.S. federal law.

(b)	In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)
The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)	The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

24.	Section 409A.
It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):
(a)If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.
(b)The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.
(c)Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such Termination of Employment.
(d)In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.
(e)In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.
(f)Notwithstanding anything herein to the contrary, in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A

25.	Limitation on Liability.
The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:
(a)The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
(b)Tax or Exchange Control Consequences. Any tax consequence or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

26.	Unfunded Plan.
Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.
27. Foreign Employees.
Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.
28. Tax Withholding.
Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.
29. Cancellation of Award; Forfeiture of Gain.
Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.
30. Data Privacy and Transfer
As a condition of acceptance of an Award, the Participant explicitly thereby consents to the collection, use and transfer, in electronic or other form, of personal data by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Affiliates hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social security or other identification number, salary, nationality, job title, Shares held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Affiliates may transfer the Data among themselves as necessary for the purpose of implementation, management and administration of the Plan, and that the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. In addition, by accepting an Award under the Plan, each Participant agrees and acknowledges (i) that the Data will be held only as long as is necessary to implement, manage, and administer the Plan; (ii) that the Participant may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw consent to the use and transfer of the Data, without cost, by delivering such revocation or withdrawal of consent in writing to a designated human resources representative; and (iii) that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan thereafter.

ENERGY FOCUS, INC.
ATTN: MICHAEL H. PORT
32000 AURORA ROAD
SUITE B
SOLON, OH 44139

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Ronald D. Black 02) William Cohen 03) Glenda M. Dorchak 04) Marc J. Eisenberg 05) Michael R. Ramelot
06) Theodore L. Tewksbury

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 2, 3 AND 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000336741_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

ENERGY FOCUS INC.
Annual Meeting of Shareholders
June 21, 2017 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Theodore L. Tewksbury III, Ph.D. and Michael H. Port or each of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of common stock in Energy Focus, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at the Company's principal executive offices at 32000 Aurora Road, Suite B, Solon, Ohio 44139, at 9:00 A.M., Eastern Time, June 21, 2017, and at any adjournment or postponement thereof, as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 28, 2017 (the "Proxy Statement"), receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000336741_2 R1.0.1.15

Continued and to be signed on reverse side